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                                                                       EXHIBIT C


         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Kinetics Mutual Funds, Inc. & Kinetics Portfolios Trust, does hereby certify, to the best of such officer's knowledge, that the report on Form N-CSR of the Kinetics Mutual Funds, Inc. & Kinetics Portfolios Trust for the semi-annual period ended June 30, 2003 fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Kinetics Mutual Funds, Inc. & Kinetics Portfolios Trust for the stated period.


/s/ Peter B. Doyle                              /s/ Leonid Polyakov
------------------                              -------------------
Peter B. Doyle                                  Leonid Polyakov
President, Kinetics Mutual                      Treasurer, Kinetics Mutual
Funds, Inc. & Kinetics                          Funds, Inc. & Kinetics
Portfolios Trust                                Portfolios Trust

Dated: August 22, 2003
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Kinetics Mutual Funds, Inc. & Kinetics Portfolios Trust for purposes of the Securities Exchange Act of 1934.